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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 29, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)

                 DELAWARE                                       0-20859                               75-2287752
       (State or Other Jurisdiction                     (Commission File Number)                    (IRS Employer
            of Incorporation)                                                                   Identification Number)

          230 CONSTITUTION DRIVE                                                                        94025
          MENLO PARK, CALIFORNIA                                                                      (Zip Code)
 (Address of principal executive offices)

                                 (650) 473-7700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

On June 29, 2000, Geron Corporation, a Delaware corporation (the "Company") entered into an agreement to sell $25 million in Series D Zero Coupon Convertible Debentures and warrants to purchase 834,836 shares of the Company's common stock to a single institutional investor managed by Rose Glen Capital Management, L.P. (the "Purchaser").

The Company's press release announcing the issuance and sale of the debentures and warrants, as well as the Securities Purchase Agreement, Registration Rights Agreement, Series D Zero Coupon Debenture and Warrant are filed as exhibits to this Current Report on Form 8-K. The summary description of the transaction and the press release are qualified in its entirety by reference to the documents filed as exhibits hereto.

ITEM 7.  EXHIBITS.

  Exhibits
  --------

     4.1 Securities Purchase Agreement dated as of June 29, 2000, by and between Registrant and the Purchaser.

     4.2 Registration Rights Agreement dated as of June 29, 2000, by and between Registrant and the Purchaser.

     4.3       Series D Zero Coupon Convertible Debenture.

     4.4 Warrant to purchase 834,836 shares of common stock issued by Registrant to the Purchaser, dated as of June 29, 2000.

    99.1       Press Release dated June 29, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GERON CORPORATION



Date:    July 5, 2000                  By:      /s/ David L. Greenwood
                                                --------------------------------
                                       Name:    David L. Greenwood
                                       Title:   Senior Vice President and Chief
                                                Financial Officer


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                                  EXHIBIT INDEX


  Exhibits
  --------

     4.1 Securities Purchase Agreement dated as of June 29, 2000, by and between Registrant and the Purchaser.

     4.2 Registration Rights Agreement dated as of June 29, 2000, by and between Registrant and the Purchaser.

     4.3       Series D Zero Coupon Convertible Debenture.

     4.4 Warrant to purchase 834,836 shares of common stock issued by Registrant to the Purchaser, dated as of June 29, 2000.

    99.1       Press Release dated June 29, 2000.